Stein Roe Advisor Mutual Funds

Annual Report
Sept. 30, 1997

Growth Funds

           Stein Roe Advisor Special Fund

Contents




Performance................................................................. 1
   How the Stein Roe Advisor Special Fund has done over time

Q&A......................................................................... 2
   Interview with the portfolio manager and a summary of investment activity

Investments................................................................. 5
   A complete list of investments with market values

Financial Statements........................................................ 8
   Balance sheets, statements of operations and changes in net assets

Notes to Financial Statements............................................... 14

Financial Highlights........................................................ 17
   Selected per-share data

Report of Independent Public Accountants.................................... 19

Fund Performance*


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

                          Average Annual Total Returns


                              Periods ended Sept. 30, 1997

                                PAST 1  PAST 3    PAST 5    PAST 10
                                 YEAR    YEARS     YEARS      YEARS


ADVISOR SPECIAL FUND            33.30%   21.46%    18.30%     14.38%
S&P 500                         40.43    29.89     20.75      14.73
Nasdaq Industrials              24.16    20.94     17.24      11.21
Russell 2000                    33.19    22.97     20.51      12.25

Investment Comparison
COMPARISON of change in value of a $10,000 investment.

                          Advisor
  Date                Special Fund            S&P 500
   9/30/87                   10000              10000
   9/30/88                    9086               8761
   9/30/89                   12690              11648
   9/30/90                   11547              10571
   9/30/91                   15224              13858
   9/30/92                   16546              15389
   9/30/93                   21019              17384
   9/30/94                   21391              18024
   9/30/95                   24453              23378
   9/30/96                   28755              28123
   9/30/97                   38331              39500

*Historical performance for class K shares for the period prior to Feb. 14, 1997, is based on the performance of SR&F Special Portfolio, restated to reflect the 12b-1 fees and any other expenses applicable to that class, without giving effect to any fee waivers and assuming reinvestment of dividends and capital gains. Historical performance as restated does not represent Advisor Special Fund's future performance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500, the Nasdaq Industrials and the Russell 2000 are unmanaged groups of stocks that differ from the composition of any Stein Roe fund; they are not available for direct investment.

Fund Data

Investment Objective:
Seeks to achieve capital appreciation by investing primarily in a diversified portfolio of equity securities that are considered to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, underfollowed or out-of-favor companies.


Q&A
An Interview with Gerry Sandel, Portfolio Manager of Advisor Special Fund

Gerry Sandel was named portfolio manager of Stein Roe Advisor Special Fund in July 1997, replacing Bruce Dunn, who retired as portfolio manager.


Q:  HOW DID THE FUND PERFORM?

A: The Fund posted a total return of 33.30 percent for the year ended Sept. 30, 1997, modestly underperforming the Lipper peer group return of 33.52 percent and trailing the 40.43 percent return of the S&P 500 Index. For the three-year period ended Sept. 30, 1997, the Fund returned 21.46 percent, compared to the
24.84 percent return of its peer group and the 29.89 percent return of the S&P 500 Index. Although the S&P 500 is the Fund's published index, it is an index comprised mainly of large-cap industrial issues. Special Fund tends to invest largely in mid-cap companies (50 percent of holdings), although it does own stocks of small- and large-cap companies as well (21 percent and 29 percent of the portfolio's holdings, respectively).

Q:  WHAT FACTORS DROVE PERFORMANCE?

A: The fiscal year started out with a surge by investors into large-cap stocks, which provided us with opportunities to buy into less popular mid-cap stocks at attractive prices. That strategy was rewarded when, toward January, mid-caps began gaining favor, and some of our mid-cap holdings benefited substantially. In fact, during the last quarter of fiscal year 1997, the Fund returned 14.31 percent, compared to the S&P 500 Index return of 7.49 percent.

Q:  WHICH OF THE PORTFOLIO'S HOLDINGS MADE POSITIVE CONTRIBUTIONS
DURING THE PAST 12 MONTHS?

A: Borders Group, Kent Electronics and Progressive Corporation -- up 70 percent, 79 percent and 97 percent respectively for the past 12 months (3.4 percent, 2.5 percent and 3.5 percent of total net assets, respectively). These are the kinds of investments Advisor Special Fund looks to invest in -- companies that are benefiting from industry consolidation, acquisitions and streamlining of product lines.

Q:  YOU TOOK OVER AS PORTFOLIO MANAGER IN JULY 1997. WHAT IS YOUR
STRATEGY FOR ADVISOR SPECIAL FUND?

A: The strategy will remain largely the same. We look to buy out-of-favor and neglected stocks that we believe sell at a discount, not only to their intrinsic value, but also relative to their competitors in the market. We tend to buy when others are not very interested in owning the stock, and sell when others are crowding to buy. This is a result of our efforts to purchase high-quality companies that have been neglected and that appear to us to have the potential for a positive "turnaround" event.

Q:  WHAT MAKES ADVISOR SPECIAL FUND DIFFERENT FROM OTHER LONG-TERM
INVESTMENTS?

A: We think our contrarian style sets us apart. In general, most investors are looking for securities that are performing well now. We're willing to be more patient. We look for securities that investors are not favoring, but which we believe have two characteristics: attractive valuations and a potential catalyst -- something that could happen within the next couple of years and that has the potential to push the stock to higher valuation levels.

Q.  WHAT CHANGES WILL YOU MAKE IN THE FUND?

A: We're looking to trim our positions in some of our issues that have worked well over the past few years and as a result have become somewhat overpriced. We will then shift into stocks that we think offer better upside potential relative to the risk we are willing to take. Of course, we will remain sensitive to the tax consequences of our sell decisions.

Q. CAN YOU GIVE AN EXAMPLE OF A COMPANY THAT BENEFITED THE PERFORMANCE OF THE FUND DURING THE PERIOD?

A: Borders Group, the world's second largest retailer of books, music and other informational, educational and entertainment products, has been a good investment for us (3.4 percent of total net assets). It is continuing to make acquisitions, buying up existing stores and adding new stores at the rate of approximately one per week. It also has high cash flows, which tends to allow the company to finance its own growth.

Q.  WHAT ARE YOUR EXPECTATIONS THROUGH THE END OF 1997?

A: The consensus among investors seems to be that valuation levels in the market in general are still attractive. Although we agree the outlook is positive, some of the "blue chip" companies have warned that they may experience lower-than-expected earnings in the near term primarily because the stronger U.S. dollar has affected sales internationally. Although we tend not to hold securities of such companies in Advisor Special Fund, we will continue to monitor all of our holdings, looking for any that may disappoint in the earnings arena. We plan to trim stocks that have weakened or that have reached a valuation level that makes us uncomfortable.

The adviser currently limits expenses on class K shares to 1.45 percent of average net assets, subject to termination on 30 days' notice to the Fund. Absent this limit, total return would be less.

Historical performance for class K shares for the period prior to Feb. 14, 1997, is based on the performance of SR&F Special Portfolio, restated to reflect the 12b-1 fees and any other expenses applicable to that class, without giving effect to any fee waivers and assuming reinvestment of dividends and capital gains. Historical performance as restated does not represent Advisor Special Fund's future performance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of Sept. 30, 1997, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 is an unmanaged group of stocks that differs from the composition of any Stein Roe fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's growth fund peer group for the one-, five- and 10-year periods were 33.52 percent,
18.62 percent and 13.19 percent, respectively.

Holdings are disclosed as a percentage of total net assets of the SR&F Special Portfolio.

SR&F SPECIAL PORTFOLIO

Investments as of September 30, 1997
(Dollar amounts in thousands)
                                                            Number       Market
COMMON STOCKS (89.8%)                                    of Shares        Value
ADVERTISING (1.9%)
The Interpublic Group of Companies, Inc..............      490,000    $  25,143

AUTOMOTIVE (1.5%)
Superior Industries International, Inc...............      701,000       19,409

BANKS (3.3%)
Golden West Financial Corporation....................      340,000       30,514
Washington Mutual, Inc...............................      200,000       13,950
                                                                     ----------
                                                                         44,464
BROADCASTING (2.7%)
Grupo Radio Centro, S.A. de C.V. ADSs................      429,800        7,441
*Scandinavian Broadcasting System S.A................      510,600       12,254
Westinghouse Electric Corp...........................      600,000       16,238
                                                                     ----------
                                                                         35,933
BUSINESS SERVICES (3.0%)
Interim Services Inc.................................      950,000       26,719
Unitog Company.......................................      488,850       12,527
                                                                     ----------
                                                                         39,246
CONSUMER-RELATED (1.5%)
Newell Company.......................................      505,000       20,200

DRUGS (1.8%)
Novartis AG..........................................       16,000       24,570

ELECTRICAL EQUIPMENT (3.1%)
*Littelfuse, Inc.
   Common............................................      690,000       24,064
   Warrants..........................................      547,200       16,690
                                                                     ----------
                                                                         40,754
ELECTRONICS & INSTRUMENTATION (6.6%)
AVX Corporation......................................      618,400       20,021
*Kent Electronics Corp...............................      850,000       33,575
Molex, Inc. Class A..................................      823,533       33,559
                                                                     ----------
                                                                         87,155
ENERGY & RELATED SERVICES (6.5%)
Cross Timbers Oil Company............................    1,494,150       36,420
*Renaissance Energy Ltd..............................      935,000       23,329
*Petroleum Geo-Services ASA ADRs.....................      388,800       26,293
                                                                     ----------
                                                                         86,042
FINANCIAL SERVICES (4.5%)
American Express Co..................................      385,000       31,522
Household International, Inc.........................      250,000       28,297
                                                                     ----------
                                                                         59,819
HEALTH SERVICES AND EQUIPMENT (12.8%)
*Boston Scientific Corporation.......................      344,600       19,018
Cardinal Health, Inc.................................      450,000       31,950
Columbia HCA Healthcare Corp.........................      350,000       10,063
*Healthcare Compare Corp.............................      350,000       22,356
Invacare Corp........................................    1,173,550       27,577
*Steris Corporation..................................      300,000       12,338

5

                                                            Number       Market
                                                         of Shares        Value
HEALTH SERVICES AND EQUIPMENT (CONTINUED)
Stryker Corporation..................................      464,600   $   20,297
*Sybron International Corporation....................      600,000       25,763
                                                                     ----------
                                                                        169,362
INDUSTRIAL PRODUCTS (2.5%)
Carlisle Corp........................................      745,200       33,115

INSURANCE COMPANIES (7.0%)
National Mutual Asia Ltd.............................   18,450,000       19,789
The Progressive Corporation..........................      433,200       46,407
20th Century Industries..............................    1,042,700       27,045
                                                                     ----------
                                                                         93,241
LEISURE & ENTERTAINMENT (5.4%)
Carnival Corp. Class A...............................      500,000       23,125
Harley-Davidson, Inc.................................    1,664,000       48,568
                                                                     ----------
                                                                         71,693
MACHINERY - GENERAL INDUSTRY (1.1%)
Robbins & Myers, Inc.................................      135,100        5,201
Stewart & Stevenson Services, Inc....................      400,000        9,625
                                                                     ----------
                                                                         14,826
METALS (0.7%)
Barrick Gold Corp....................................      400,000        9,900

OFFICE PRODUCTS (1.0%)
Ikon Office Solutions, Inc...........................      510,000       13,037

RETAIL (9.2%)
*Borders Group, Inc..................................    1,660,000       45,650
*Consolidated Stores Corp............................      656,250       27,480
*Proffitt's, Inc.....................................      651,600       38,607
*Zale Corp...........................................      404,600       10,494
                                                                     ----------
                                                                        122,231
SCHOOLS (0.5%)
*Devry, Inc..........................................      238,400        7,122

SECURITY (1.2%)
Pittston Brinks Group................................      402,600       16,129

SPECIALTY CHEMICALS (6.9%)
*CIBA Specialty Chemicals AG.........................       21,000        2,032
*Lydall, Inc.........................................      929,000       21,773
Minerals Technology Corp. Class A....................      624,200       27,816
OM Group, Inc........................................    1,009,500       40,317
                                                                     ----------
                                                                         91,938
TEXTILES & APPAREL (2.3%)
Unifi, Inc...........................................      748,475       30,641

TELECOMMUNICATIONS (2.8%)
*Airtouch Communications.............................      799,500       28,332
*PriCellular.........................................      875,000        8,695
                                                                     ----------
                                                                         37,027
                                                                     ----------
TOTAL COMMON STOCKS (Cost $590,897)...............................    1,192,997

6

                                                         Principal       Market
                                                            Amount        Value
SHORT-TERM OBLIGATIONS (10.1%)
COMMERCIAL PAPER (10.1%)
Associates Corp. of North America 6.400% 10/01/97....     $ 44,460   $   44,460
Goldman Sachs 5.750% 10/02/97........................       50,000       49,992
Texas Utilities 5.750% 10/01/97......................       40,000       40,000
                                                                     ----------
TOTAL SHORT-TERM OBLIGATIONS
(Amortized cost $134,452).........................................      134,452

TOTAL INVESTMENTS (99.9%)
(Cost $725,349)...................................................    1,327,449
OTHER ASSETS, LESS LIABILITIES (0.1%).............................        1,189
                                                                     ----------
TOTAL NET ASSETS (100.0%).........................................   $1,328,638
                                                                     ==========

*Non-income producing.

See accompanying notes to financial statements.

STEIN ROE ADVISOR SPECIAL FUND

BALANCE SHEET
SEPTEMBER 30, 1997
(All amounts in thousands, except per-share data)
ASSETS
Investment in SR&F Special Portfolio, at value                $  125
Cash                                                              17
Other assets                                                      16
                                                              ------
     Total Assets                                             $  158
                                                              ======
LIABILITIES
Payable to investment adviser and transfer agent              $   20
Other liabilities                                                 13
                                                              ------
     Total Liabilities                                            33
                                                              ------
CAPITAL
Paid-in capital                                                   98
Net unrealized appreciation of investments                        31
Accumulated undistributed net realized losses on investments      (4)
                                                              ------
     TOTAL CAPITAL (NET ASSETS)                                  125
                                                              ------
     TOTAL LIABILITIES AND CAPITAL                            $  158
                                                              ======
SHARES OUTSTANDING (UNLIMITED NUMBER AUTHORIZED)                  10
                                                              ======
NET ASSET VALUE (CAPITAL) PER SHARE                           $12.46
                                                              ======
See accompanying notes to financial statements.

STEIN ROE ADVISOR SPECIAL FUND

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 1997(a)
(All amounts in thousands)
INVESTMENT INCOME
Dividends and interest allocated from SR&F Special Portfolio               $  1
                                                                           ----
EXPENSES
Amortization of organization expenses                                        20
Accounting fees                                                              16
Audit and legal fees                                                         12
Trustees fees                                                                 4
Printing and postage                                                          3
Other                                                                         2
                                                                           ----
                                                                             57
Reimbursement of expenses by investment adviser                             (56)
                                                                           ----
     Total Expenses                                                           1
                                                                           ----
     Net Investment Loss                                                     --
                                                                           ----
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized losses on investments allocated
     from SR&F Special Portfolio                                             (4)
Net realized losses on foreign currency transactions allocated
     from SR&F Special Portfolio                                             (2)
Net change in unrealized appreciation or depreciation of investments
     and foreign currency transactions                                       31
                                                                           ----
     Net Gains on Investments and Foreign Currency Transactions              25
                                                                           ----
     Net Increase in Net Assets Resulting from Operations                  $ 25
                                                                           ====

(a) From commencement of operations on February 14, 1997.

See accompanying notes to financial statements.

STEIN ROE ADVISOR SPECIAL FUND

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED SEPTEMBER 30, 1997 (a)
(All amounts in thousands)
OPERATIONS
Net investment loss                                                       $   -
Net realized losses on investments and foreign currency transactions         (6)
Net change in unrealized appreciation or depreciation of investments
     and foreign currency transactions                                       31
                                                                          -----
  Net Increase in Net Assets Resulting from Operations                       25
                                                                          -----
SHARE TRANSACTIONS
Subscriptions to fund shares (10 shares)                                    100
                                                                          -----
     Net Increase from Share Transactions                                   100
                                                                          -----
     Net Increase in Net Assets                                             125

TOTAL NET ASSETS
Beginning of Period                                                          --
                                                                          -----
End of Period                                                             $ 125
                                                                          =====

(a) From commencement of operations on February 14, 1997.

See accompanying notes to financial statements.

SR&F SPECIAL PORTFOLIO

BALANCE SHEET
SEPTEMBER 30, 1997
(All amounts in thousands)
ASSETS
Investments, at market value                                          $1,327,449
Receivable for investments sold                                           10,372
Dividends receivable                                                         296
Cash                                                                           4
Other assets                                                                  11
                                                                      ----------
       Total Assets                                                    1,338,132
                                                                      ----------
LIABILITIES
Payable for investments purchased                                          8,614
Payable to investment adviser                                                809
Other liabilities                                                             71
                                                                      ----------
       Total Liabilities                                                   9,494
                                                                      ----------
Net Assets applicable to investors' beneficial interest               $1,328,638
                                                                      ==========


See accompanying notes to financial statements.

SR&F SPECIAL PORTFOLIO

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 1997 (a)
(All amounts in thousands)
INVESTMENT INCOME
Dividends                                                             $   4,676
Interest income                                                           3,083
                                                                      ---------
                                                                          7,759
Foreign taxes withheld                                                      (41)
                                                                      ---------
     Total Investment Income                                              7,718
                                                                      ---------
EXPENSES
Management fees                                                           5,249
Custodian fees                                                               87
Accounting fees                                                              35
Trustees' fees                                                               32
Audit and legal fees                                                         18
Other                                                                        61
                                                                      ---------
     Total Expenses                                                       5,482
                                                                      ---------
     Net Investment Income                                                2,236
                                                                      ---------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND
       FOREIGN CURRENCY TRANSACTIONS
Net realized gains on investments                                        90,138
Net realized gains on foreign currency transactions                       2,514
Net change in unrealized appreciation or depreciation of
       investments and foreign currency transactions                    190,726
                                                                      ---------
       Net Gains on Investments and Foreign
            Currency Transactions                                       283,378
                                                                      ---------
Net Increase in Net Assets Resulting from Operations                  $ 285,614
                                                                      =========

(a) From commencement of operations on February 3, 1997.

See accompanying notes to financial statements.

SR&F SPECIAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED SEPTEMBER 30, 1997 (a)
(All amounts in thousands)
OPERATIONS
Net Investment income                                               $     2,236
Net realized gains on investments and foreign
        currency transactions                                            92,652
Net change in unrealized appreciation or depreciation
        of investments                                                  190,726
                                                                    -----------
        Net Increase in Net Assets Resulting
             from Operations                                            285,614
                                                                    -----------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                                         1,189,884
Withdrawals                                                            (146,860)
                                                                    -----------
       Net Increase from Transactions in
            Investors' Beneficial Interests                           1,043,024
                                                                    -----------
       Net Increase in Net Assets                                     1,328,638

TOTAL NET ASSETS
Beginning of Period                                                          --
                                                                    -----------
End of Period                                                       $ 1,328,638
                                                                    ===========

(a) From commencement of operations on February 3, 1997.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS


NOTE 1.  ORGANIZATION OF THE SR&F SPECIAL PORTFOLIO

The SR&F Special Portfolio (the "Portfolio") is a separate series of the SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio. The Portfolio commenced operations on February 3, 1997. At commencement, the Stein Roe Special Fund contributed $1,096,779 in securities and other assets. On February 14, 1997, Stein Roe Advisor Special Fund contributed cash of $100.
     The Portfolio allocates net asset value, income and expenses based on respective percentage ownership of each investor on a daily basis. At September 30, 1997, Stein Roe Special Fund and Stein Roe Advisor Special Fund owned 99.99 percent and .01 percent, respectively.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies of Stein Roe Advisor Special Fund (the "Fund"), a series of the Stein Roe Advisor Trust (a Massachusetts business trust) and the Portfolio. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATIONS
All securities are valued as of September 30, 1997. Securities are valued, depending on the security involved, at the last reported sales price, last bid or asked price, or the mean between last bid and asked price as of the close of the appropriate exchange or other designated time. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security. Other assets and securities of the Portfolio are valued by a method that the Board of Trustees believes represents a fair value.

FORWARD CURRENCY EXCHANGE CONTRACTS
At September 30, 1997, the Portfolio had entered into forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. The Portfolio had the following outstanding contracts at September 30, 1997:

                                       Contract To
SETTLEMENT DATE                RECEIVE          DELIVER
November 6, 1997               $17,430        26,387 CHF

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Net unrealized depreciation of $831 on these contracts at September 30, 1997, is included in "payable for investments purchased" in the accompanying financial statements.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and make distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on respective percentages of ownership.
     The Fund intends to utilize provisions of the federal income tax laws that allow it to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At September 30, 1997, the Fund had a capital loss carryforward of $4 which expires in 2005.

DISTRIBUTION TO SHAREHOLDERS
The Fund declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings that result in temporary overdistributions are classified as distributions in excess of net investment income or net realized gains. Permanent differences are reclassified to the appropriate capital account.

OTHER INFORMATION
Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.
     Realized gains or losses from sales of securities are determined on the specific identified cost basis.
     All amounts, except per-share amounts, are shown in thousands.


NOTE 3. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly management fee and the Fund pays a monthly administrative fee to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager. The management fee for the Portfolio is computed at an annual rate of .75 of 1 percent of average daily net assets up to $500 million, .70 of 1 percent of the next $500 million, .65 of 1 percent of the next $500 million, and .60 of 1 percent thereafter.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


NOTE 3. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

The administrative fees for the Fund are computed at an annual rate of .15 of 1 percent of average daily net assets up to $500 million, .125 of 1 percent of the next $500 million, .10 of 1 percent of the next $500 million, and
 .075 of 1 percent thereafter.
     The administrative agreement for the Fund provides that the Adviser will reimburse the Fund to the extent that annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale. In addition, the Adviser has agreed to reimburse the Fund to the extent that expenses exceed 1.45 percent of average daily net assets. This expense limitation expires on January 31, 1998, subject to earlier termination by the Adviser on 30 days' notice.
     The transfer agent fees were paid to SteinRoe Services Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI entered into an agreement with Colonial Investors Service Center, Inc. (CISC), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as subtransfer agent for the Fund. Effective October 15, 1997, CISC replaced SSI as transfer agent for the Fund.
     The Adviser also provides certain fund accounting services. For the period ended September 30, 1997, the Fund and Portfolio incurred charges of $16 and $35, respectively.
     Certain officers and trustees of the Trusts are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for the Fund and Portfolio for the period ended September 30, 1997, was $4 and $32, respectively. No remuneration was paid to any other trustee or officer of the Trusts.


NOTE 4. SHORT-TERM DEBT

To facilitate portfolio liquidity, the Fund and Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Fund nor the Portfolio had borrowings during the period ended September 30, 1997.


NOTE 5. INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales for the Portfolio (other than short-term obligations) for the period ended September 30, 1997, were $91,059 and $266,715, respectively.
     At September 30, 1997, the cost of investments in the Portfolio for federal income tax purposes and for financial reporting were $726,903 and $725,349, respectively. Unrealized appreciation and depreciation on a tax basis were $601,693 and $1,147, respectively.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


NOTE 6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
     Annual fees under the Plans of up to .25 percent are computed annually as a percentage of average daily net assets.

FINANCIAL HIGHLIGHTS

STEIN ROE ADVISOR SPECIAL FUND

Selected per-share data (for a share outstanding throughout the period), ratios and supplemental data.
                                                               Period
                                                                Ended
                                                        September 30,
                                                              1997 (a)
NET ASSET VALUE, BEGINNING OF PERIOD                       $    10.00
                                                           ----------
INCOME FROM INVESTMENT OPERATIONS
        Net investment loss                                     (0.03)
        Net realized and unrealized gains on investments         2.49
                                                           ----------
                Total from investment operations                 2.46
                                                           ----------
NET ASSET VALUE, END OF PERIOD                             $    12.46
                                                           ==========
Ratio of net expenses to average net assets (b)                  1.44%*
Ratio of net investment income to average net assets (c)        (0.46%)*
Total return                                                    24.60%
Net assets, end of period                                  $     125

* Annualized
(a) From commencement of operations on February 14, 1997.
(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser, this ratio would have been 86.39 percent for the period ended September 30, 1997.
(c) Computed giving effect to the investment adviser's expense limitation undertaking.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

SR&F SPECIAL PORTFOLIO
                                                                      Period
                                                                       Ended
                                                                September 30,
                                                                      1997(a)
RATIOS TO AVERAGE NET ASSETS
Ratio of net investment income to average net assets                    0.31%*
Ratio of net expenses to average net assets                             0.75%*
Portfolio turnover rate                                                    8%
Average commissions (per share)                                   $   0.0382

*  Annualized
(a) From commencement of operations on February 3, 1997.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Trustees and Shareholders of:

Stein Roe Advisor Special Fund
SR&F Special Portfolio

We have audited the accompanying balance sheet of the Stein Roe Advisor Special Fund and the accompanying balance sheet, including the schedule of investments, of the SR&F Special Portfolio as of September 30, 1997, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's and Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures for the SR&F Special Portfolio included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly the financial position of the Stein Roe Advisor Special Fund and the SR&F Special Portfolio at September 30, 1997, the result of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP
Chicago, Illinois
November 24, 1997

Stein Roe Advisor Trust

TRUSTEES
Timothy K. Armour
President, Mutual Fund Division and Director,
   Stein Roe & Farnham Incorporated
Kenneth L. Block
Chairman Emeritus, A.T. Kearney, Inc.
William W. Boyd
Chairman and Director, Sterling Plumbing Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
   United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General Counsel,
   Sara Lee Corporation
Francis W. Morley
Chairman, Employer Plan Administrators and Consultants Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
   University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners

AGENTS AND ADVISERS
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
Colonial Investors Service Center, Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Arthur Andersen LLP
Independent Public Accountants



OFFICERS
Timothy K. Armour, President
William D. Andrews, Executive Vice President
Jilaine H. Bauer, Executive Vice President, Secretary
Thomas W. Butch, Executive Vice President
Loren A. Hansen, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President, Chief
   Financial Officer
Bruno Bertocci, Vice President
David P. Brady, Vice President
Daniel K. Cantor, Vice President
Philip J. Crosley, Vice President
Erik P. Gustafson, Vice President
David P. Harris, Vice President
Harvey B. Hirschhorn, Vice President
Eric S. Maddix, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
John S. McLandsborough, Vice President
Arthur J. McQueen, Vice President
Nicolette D. Parrish, Vice President, Assistant Secretary
Richard B. Peterson, Vice President
M. Gerard Sandel, Vice President
Gloria J. Santella, Vice President
Heidi J. Walter, Vice President
Stacy H. Winick, Vice President
Sharon R. Robertson, Controller
Scott E. Volk, Treasurer
Margaret O. Zwick, Assistant Treasurer
Janet B. Rysz, Assistant Secretary

                Liberty Financial Investments, Inc., distributor
                                Member SIPC 11/97